EX-21.1

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2007
COMPANY	STATE	FORM

Champion Oaks Investors LLC	WA	Limited Liability Company
Collin Oaks Investors LLC	WA	Limited Liability Company
Duval Oaks Investors LLC	WA	Limited Liability Company
EM I, LLC	WA	Limited Liability Company
EMAC	DE	Corporation
EMERI - Sky SC LLC	DE	Limited Liability Company
EMERIHRT Bloomsburg LLC	DE	Limited Liability Company
EMERIHRT Creekview LLC	DE	Limited Liability Company
EMERIHRT Danville LLC	DE	Limited Liability Company
EMERIHRT Greensboro LLC	DE	Limited Liability Company
EMERIHRT Harrisburg LLC	DE	Limited Liability Company
EMERIHRT Harrisionburg LLC	DE	Limited Liability Company
EMERIHRT Ravenna LLC	DE	Limited Liability Company
EMERIHRT Roanoke LLC	DE	Limited Liability Company
EMERIPARK SC LLC	DE	Limited Liability Company
EMERITHRT Henderson LP	DE	Limited Partnership
EMERITHRT Medical Center LP	DE	Limited Partnership
EMERITHRT Oakwell Farms LP	DE	Limited Partnership
EMERITHRT Stonebridge Ranch LP	DE	Limited Partnership
Emeritus Management I, LP	WA	Limited Partnership
Emeritus Management LLC	WA	Limited Liability Company
Emeritus Properties I, Inc.	WA	Corporation
Emeritus Properties II, Inc.	WA	Corporation
Emeritus Properties III, Inc.	WA	Corporation
Emeritus Properties IV, Inc.	WA	Corporation
Emeritus Properties IX, LLC	WA	Limited Liability Company
Emeritus Properties V, Inc.	WA	Corporation
Emeritus Properties VI, Inc.	WA	Corporation
Emeritus Properties VII, Inc.	WA	Corporation
Emeritus Properties VIII, Inc.	WA	Corporation
Emeritus Properties X, LLC	WA	Limited Liability Company
Emeritus Properties XI, LLC	WA	Limited Liability Company
Emeritus Properties XII, LLC	WA	Limited Liability Company
Emeritus Properties XIII, LLC	WA	Limited Liability Company
Emeritus Properties XIV, LLC	WA	Limited Liability Company
Emeritus Properties XVI, Inc.	NV	Corporation
Emeritus Properties-Arkansas, LLC	DE	Limited Liability Company
Emeritus Properties-NGH, LLC	WA	Limited Liability Company
Emeritus Real Estate IV, LLC	WA	Limited Liability Company
Emeritus Realty Corporation	NV	Corporation
Emeriville SC LLC	DE	Limited Liability Company
Emeriweg - Stow, LLC	DE	Limited Liability Company
Emeriweg - Troy, LLC	DE	Limited Liability Company
ESC - Arbor Place, L.L.C.	WA	Limited Liability Company
ESC - Bozeman, LLC	WA	Limited Liability Company
ESC - NGH, LP	WA	Limited Partnership
ESC - Puyallup, LLC	WA	Limited Liability Company
ESC I, L.P.	WA	Limited Partnership
ESC III, LP	WA	Limited Partnership
ESC IV, LP	WA	Limited Partnership
ESCGP I, Inc.	WA	Corporation

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2007
COMPANY	STATE	FORM

ESCGP II, Inc.	WA	Corporation
ESC-Ridgeland LLC	WA	Limited Liability Company
ESC-Silverdale, LLC	WA	Limited Liability Company
Fretus Investors Chandler LLC (Village Oaks @ Chandler)	AZ	Limited Liability Company
Fretus Investors LLC	WA	Limited Liability Company
Fretus Investors Austin LP	WA	Limited Partnership
Fretus Investors Birmingham LLC (Galleria Oaks)	AL	Limited Liability Company
Fretus Investors Dallas LP	WA	Limited Partnership
Fretus Investors El Paso LP	WA	Limited Partnership
Fretus Investors Farmers Branch LP	WA	Limited Partnership
Fretus Investors Fort Wayne LLC (Village Oaks @ Fort Wayne )	IN	Limited Liability Company
Fretus Investors Fort Worth LP	WA	Limited Partnership
Fretus Investors Glendale LLC (Village Oaks @ Glendale)	AZ	Limited Liability Company
Fretus Investors Greenwood LLC (Village Oaks @ Greenwood )	IN	Limited Liability Company
Fretus Investors Hollywood Park LP	WA	Limited Partnership
Fretus Investors Houston LP	WA	Limited Partnership
Fretus Investors Indianapolis LLC (Meridian Oaks)	IN	Limited Liability Company
Fretus Investors Jacksonville LLC (Village Oaks @ Southpoint)	FL	Limited Liability Company
Fretus Investors Las Vegas LLC (Loyalton of Las Vegas)	NV	Limited Liability Company
Fretus Investors Melbourne LLC (Village Oaks @ Melbourne)	FL	Limited Liability Company
Fretus Investors Memorial Oaks Houston LP	WA	Limited Partnership
Fretus Investors Mesa LLC (Village Oaks @ Mesa)	AZ	Limited Liability Company
Fretus Investors Orange Park LLC (Village Oaks @ Orange Park)	FL	Limited Liability Company
Fretus Investors Orlando LLC (Village Oaks @ Conway )	FL	Limited Liability Company
Fretus Investors Plano LP	WA	Limited Partnership
Fretus Investors San Antonio LP	WA	Limited Partnership
Fretus Investors Sugar Lands LP	WA	Limited Partnership
Fretus Investors Winter Springs LLC (Village Oaks @ Tuskawilla)	FL	Limited Liability Company
Heritage Hills Retirement, Inc.	NC	Corporation
Kingsley Oaks Investors LLC	WA	Limited Liability Company
Memorial Oaks Investors LLC	WA	Limited Liability Company
National Orion Insurance Company	HI	Corporation
Northwest Oaks Investors LLC	WA	Limited Liability Company
Painted Post LLC	NY	Limited Liability Company
Painted Post Properties, Inc.	WA	Corporation
Ridgeland Assisted Living, LLC	WA	Limited Liability Company
Silver Lake Assisted Living LLC	WA	Limited Liability Company
Sugar Land Investors LLC	WA	Limited Liability Company
Tanglewood Oaks Investors LLC	WA	Limited Liability Company
Texas-ESC-Lubbock, LP	WA	Limited Partnership
Urbantus, LLC.	DE	Limited Liability Company
Village Oaks Cielo Vista Investors LLC	WA	Limited Liability Company
Village Oaks Farmers Branch Investors LLC	WA	Limited Liability Company
Village Oaks Hollywood Park Investors LLC	WA	Limited Liability Company
HC3 FT Meyers LLC	DE	Limited Liability Company
HC3 Orlando LLC	DE	Limited Liability Company
HC3 Sunrise LLC	DE	Limited Liability Company
EMERICHIP Texas LLC	DE	Limited Liability Company
EMERICHIP Renton LLC	DE	Limited Liability Company
EMERICHIP Everett LLC	DE	Limited Liability Company
EMERICHIP Phoenix LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2007
COMPANY	STATE	FORM

EMERICHIP Bosie LLC	DE	Limited Liability Company
EMERICHIP Voorhees LLC	DE	Limited Liability Company
EMERICHIP Walla Walla LLC	DE	Limited Liability Company
EMERICHIP Allentown LLC	DE	Limited Liability Company
EMERICHIP Latrobe LLC	DE	Limited Liability Company
EMERICHIP Dover LLC	DE	Limited Liability Company
EMERICHIP Pine Park LLC	DE	Limited Liability Company
EMERICHIP Hendersonville LLC	DE	Limited Liability Company
EMERICHIP Emerald Hills LLC	DE	Limited Liability Company
EMERICHIP Biloxi LLC	DE	Limited Liability Company
EMERICHIP Auburn LLC	DE	Limited Liability Company
EMERICHIP Alexandria LLC	DE	Limited Liability Company
EMERICHIP Lake Charles LLC	DE	Limited Liability Company
EMERICHIP Lafayette LLC	DE	Limited Liability Company
EMERICHIP Painted Post LLC	DE	Limited Liability Company
EMERICHIP Cedar Rapids LLC	DE	Limited Liability Company
EMERICHIP Bozeman LLC	DE	Limited Liability Company
EMERICHIP Lewiston LLC	DE	Limited Liability Company
EMERICHIP PuyallupLLUP LLC	DE	Limited Liability Company
EMERICHIP Englewood LLC	DE	Limited Liability Company
EMERICHIP Altamonte LLC	DE	Limited Liability Company
EMERICHIP La Casa Grande LLC	DE	Limited Liability Company
EMERICHIP Stockton LLC	DE	Limited Liability Company
EMERICHIP Escondido LLC	DE	Limited Liability Company
EMERICHIP Ontario LLC	DE	Limited Liability Company
EMERICHIP Lakeland LLC	DE	Limited Liability Company
EMERICHIP New Port Richey LLC	DE	Limited Liability Company
EMERICHIP Ocala East LLC	DE	Limited Liability Company
EMERICHIP Ocala West LLC	DE	Limited Liability Company
EMERICHIP Venice LLC	DE	Limited Liability Company
EMERICHIP Morristown LLC	DE	Limited Liability Company
Summerville Senior Living Inc.	DE	Corporation
Summerville at Westminister Inc.	MA	Corporation
Summerville at Prince William Inc.	DE	Corporation
Summerville at Hillsborough LLC	NJ	Limited Liability Company
Summerville at Stafford LLC	NJ	Limited Liability Company
Summerville at Voorhees LLC	NJ	Limited Liability Company
Summerville at Litchfield Hills LLC	CT	Limited Liability Company
Summerville at South Windsor LLC	CT	Limited Liability Company
Summerville at Kenner LLC	DE	Limited Liability Company
Summerville at Ocoee Inc.	DE	Corporation
Summerville at Port Orange Inc.	DE	Corporation
Summerville at Potomac Inc.	DE	Corporation
Summerville Management Inc.	DE	Corporation
Summerville at COBBCO Inc.	CA	Corporation
South Windsor Senior Living Properties INC	DE	Corporation
Summerville Management LLC	DE	Limited Liability Company
Summerville at Mentor LLC	DE	Limited Liability Company
LH Assisted Living LLC	DE	Limited Liability Company
Summerville at Carrollwood LLC	DE	Limited Liability Company
Summerville at Clearwater LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2007
COMPANY	STATE	FORM

Summerville at Cy Fair LLC	DE	Limited Liability Company
Summerville at Friendswood LLC	DE	Limited Liability Company
Summerville at Gainesville LLC	DE	Limited Liability Company
Summerville at Lakeland LLC	DE	Limited Liability Company
Summerville at Mandarin LLC	DE	Limited Liability Company
Summerville at New Port Richey LLC	DE	Limited Liability Company
Summerville at Ocala East LLC	DE	Limited Liability Company
Summerville at Ocala West LLC	DE	Limited Liability Company
Summerville at Pinella Park LLC	DE	Limited Liability Company
Summerville at St. Augustine LLC	DE	Limited Liability Company
Summerville at Venice LLC	DE	Limited Liability Company
Ancillary Health Care LLC	DE	Limited Liability Company
Great Lakes Home Care LLC	DE	Limited Liability Company
Summerville at Cy-Fair LP	DE	Limited Partnership
Summerville at Friendswood LP	DE	Limited Partnership
Summerville at Irving Associates LP	DE	Limited Partnership
Summerville at Irving LLC	DE	Limited Liability Company
Summerville at Lakeland Associates LP	DE	Limited Partnership
Summerville at Lakeland Hills LLC	DE	Limited Liability Company
Summerville at Chestnut Hills LLC	DE	Limited Liability Company
Summerville at Golden Pond LLC	DE	Limited Liability Company
Summerville at Atherton Court LLC	DE	Limited Liability Company
Summerville at Barrington Court LLC	DE	Limited Liability Company
Summerville at Roseville Gardens LLC	DE	Limited Liability Company
Summerville at Camelot Place LLC	DE	Limited Liability Company
Summerville at Fox Run LLC	DE	Limited Liability Company
Summerville at Hillen Vale LLC	DE	Limited Liability Company
Summerville at Lakeview LLC	DE	Limited Liability Company
Summerville at Oak Place LLC	DE	Limited Liability Company
Summerville at Oviedo LLC	DE	Limited Liability Company
Summerville at Wekiwa Springs LLC	DE	Limited Liability Company
The Estates of Oak Ridge LLC	DE	Limited Liability Company
The Terrace at Lookout Pointe LLC	DE	Limited Liability Company
Senior Living Properties LLC	DE	Limited Liability Company
Summerville at North Hills LLC	DE	Limited Liability Company
The Inn at Medina LLC	DE	Limited Liability Company
Summerville at Outlook Manor LLC	DE	Limited Liability Company
Summerville at South Dayton LLC	DE	Limited Liability Company
Summerville at Ridgewood Gardens LLC	DE	Limited Liability Company
Summerville Investors LLC	DE	Limited Liability Company
The Inn at Grove City LLC	DE	Limited Liability Company
Summerville at Hazel Creek LLC	DE	Limited Liability Company
Brick Assisted Living INC	DE	Corporation
Summerville at Baytown Inc.	DE	Corporation
Summerville at Charlotte Inc.	DE	Corporation
Summerville at Durham Inc.	DE	Corporation
Summerville at Mount Vernon Inc.	DE	Corporation
SW Assisted Living LLC	DE	Limited Liability Company
Summerville 1 LLC	DE	Limited Liability Company
Summerville 2 LLC	DE	Limited Liability Company
Summerville 3 LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2007
COMPANY	STATE	FORM

Summerville 4 LLC	DE	Limited Liability Company
Summerville 5 LLC	DE	Limited Liability Company
Summerville 6 LLC	DE	Limited Liability Company
Summerville 7 LLC	DE	Limited Liability Company
Summerville 8 LLC	DE	Limited Liability Company
Summerville 9 LLC	DE	Limited Liability Company
Summerville 11 LLC	DE	Limited Liability Company
Summerville 12 LLC	DE	Limited Liability Company
Summerville 13 LLC	DE	Limited Liability Company
Summerville 14 LLC	DE	Limited Liability Company
Summerville 15 LLC	DE	Limited Liability Company
Summerville 16 LLC	DE	Limited Liability Company
Summerville 17 LLC	DE	Limited Liability Company
Summerville at Heritage Place LLC	DE	Limited Liability Company
Summerville at Harden Ranch LLC	DE	Limited Liability Company
Summerville at Fairwood Manor LLC	DE	Limited Liability Company